UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2020

Precision BioSciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38841	20-4206017
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 East Pettigrew St., Suite A-100, Durham, North Carolina 27701

(Address of principal executive offices) (Zip Code)

(919) 314-5512

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000005 per share	DTIL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.Regulation FD Disclosure.

On December 4, 2020, Precision BioSciences, Inc. (the “Company”) issued a press release to announce positive interim clinical results from its Phase 1/2a study of PBCAR0191, its off-the-shelf allogeneic CAR T cell therapy investigational candidate targeting CD19 and the completion of preclinical work for PBCAR19B, its CD19 “Stealth Cell” candidate. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

As described in the accompanying press release, the Company will be hosting a conference call at 8:00 a.m., Eastern Time, on December 4, 2020 to review the clinical update. Access to the live webcast and the accompanying presentation materials will be available in the “Investors & Media” portion of the Company’s website at https://investor.precisionbiosciences.com.

The information contained in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it deemed to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.Other Events.

On December 4, 2020, the Company announced positive interim clinical results from its Phase 1/2a study of PBCAR0191 as a treatment of relapsed/refractory (“R/R”) non-Hodgkin lymphoma (“NHL”) and R/R B-cell acute lymphoblastic leukemia (“B-ALL”).

As of the November 16, 2020 cutoff, 27 patients including 16 patients with R/R NHL and 11 patients with R/R B-ALL had been enrolled and evaluated. For this study, in which patients received either standard lymphodepletion (“sLD”) or enhanced lymphodepletion (“eLD”), response rates across R/R NHL and R/R B-ALL patient cohorts were as follows:

•	83% objective response rate (“ORR”) at day 28 or later for patients across NHL (n=4) and B-ALL (n=2) who received PBCAR0191 when coupled with eLD.
•	At day 28 or later, 75% (3/4) of NHL patients who received PBCAR0191 with eLD achieved a complete response (“CR”). Meanwhile, 33% of NHL patients (n=9) across DL2 and DL3 using sLD achieved a CR.
•	The longest demonstrated response was > 11 months in a B-ALL patient at DL2.

Response Rates at Day ≥28	NHL (n=16)		B-ALL (n=11)
	ORR	CR	ORR	CR
DL1 (3x105 cells) + sLD	67% (2/3)	0% (0/3)	-	-
DL2 (1x106 cells) + sLD	67% (2/3)	33% (1/3)	33% (1/3)	33% (1/3)
DL3 (3x106 cells) + sLD	50% (3/6)	33% (2/6)	25% (1/4)	25% (1/4)
DL4 (2 doses at 3x106 cells) + sLD	-	-	50% (1/2)	50% (1/2)
Enhanced LD Regimen	100% (4/4)	75% (3/4)	50% (1/2)	50% (1/2)

PBCAR0191, which incorporates the Company’s patented N6 co-stimulatory domain, demonstrated a clear dose dependent increase in peak cell expansion. Compared to sLD, eLD with PBCAR0191 at DL3 resulted in approximately 95-fold increase in peak cell expansion, and approximately 45-fold increase in area under the curve. This was associated with a higher CR rate in NHL (75%).

In this dose escalation and dose expansion study, PBCAR0191 had an acceptable safety profile with no cases of graft versus host disease, no cases of Grade ≥ 3 cytokine release syndrome, and no cases of Grade ≥ 3 immune effector cell neurotoxicity.

One NHL patient who was treated with PBCAR0191 and eLD had previously received nine prior lines of therapy before entering the trial. The patient presented with persistent cytopenias at baseline and a history of infections, including bacterial sepsis. The patient had an episode of sepsis at day 27 which appeared to have resolved at day 33, following which a partial response was achieved at day 34. Unfortunately, the patient died at day 42 with grade 5 sepsis. The Company has reported the serious adverse event to the FDA and has reported the patient death.

The Company plans to enroll additional patients with eLD and plans to present longer term follow-up data on this study by mid-2021.

Additionally, the Company has completed preclinical work, and expects to enter clinical trials in 2021 for PBCAR19B, its CD19 “Stealth Cell” candidate, which has shown to delay both T cell and natural killer cell mediated allogeneic rejection in vitro and may improve the persistence of allogeneic CAR T cells.

Forward-Looking Statements

Statements in this Current Report on Form 8-K regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the expected timing of clinical updates and interim data reports related to PBCAR0191 and the commencement of clinical studies for PBCAR19B. Forward-looking statements may be identified by words such as “anticipates,” “believe,” “continue,” “expect,” “intend,” “may,” “plan to,” “potential,” “projects,” “will,” and other similar words or expressions, or the negative of these words or similar words or expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, including, without limitation, the risks referred to under the section “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020, as such factors may be updated from time to time in the Company’s other filings with the Securities and Exchange Commission (“SEC”), which filings are accessible on the SEC’s website at www.sec.gov and the Investors & Media page of the Company’s website at https://investor.precisionbiosciences.com. All forward-looking statements speak only as of the date of this Current Report on Form 8-K and, except as required by applicable law, we have no obligation to update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Precision BioSciences Press Release, dated December 4, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION BIOSCIENCES, INC.

Date: December 4, 2020	By:	/s/ Abid Ansari
Abid Ansari
Chief Financial Officer